EXHIBIT 99.1

SourceForge Reports Fiscal 2007 and Fourth Quarter Results

 * Thirty-Five Percent Fiscal Year Revenue Growth From Continuing
   Operations
 * Fiscal Year EPS of $0.13
 * Fiscal Year Non-GAAP EPS of $0.11 From Continuing Operations

FREMONT, Calif., Aug. 28, 2007 (PRIME NEWSWIRE) -- SourceForge, Inc. (Nasdaq:LNUX), the leader in IT community-driven media and e-commerce, today announced financial results for its fourth quarter and fiscal year ended July 31, 2007.

For the year ended July 31, 2007, total revenue from continuing operations grew 35% to $45.6 million, compared to $33.7 million for the year ended July 31, 2006. For the fourth quarter of fiscal 2007, revenue from continuing operations grew 29% to $10.1 million, as compared to revenue from continuing operations of $7.8 million for the fourth fiscal quarter of fiscal 2006.

For the year ended July 31, 2007, excluding the effects of discontinued operations, the company's net income from continuing operations on a GAAP basis was $6.0 million, or $0.09 per share, compared to GAAP net income from continuing operations of $3.9 million, or $0.06 per share, for the year ended July 31, 2006. On a GAAP basis, the fourth quarter of fiscal 2007 income from continuing operations was $0.7 million, or $0.01 per share, compared to fourth quarter of fiscal 2006 GAAP income from continuing operations of $1.2 million, or $0.02 per share. On a GAAP basis, the fourth quarter of fiscal 2007 net income was $0.6 million, or $0.01 per share, compared to fourth quarter of fiscal 2006 GAAP net income of $0.7 million, or $0.01 per share.

Non-GAAP income from continuing operations for fiscal 2007 was $7.4 million, or $0.11 per share, compared to non-GAAP income from continuing operations of $4.4 million, or $0.07 per share, for fiscal 2006. A reconciliation of income from continuing operations as reported to non-GAAP income from continuing operations is included in this release. Non-GAAP income from continuing operations for the fourth quarter of fiscal 2007 was $1.3 million, or $0.02 per share, compared to non-GAAP income from continuing operations of $1.3 million, or $0.02 per share, for the fourth quarter of fiscal 2006.

Cash and investments balance at the end of the fiscal year was $57.6 million.

"This marks the second consecutive year of profitability for SourceForge," said Ali Jenab, president and CEO. "Our media properties continue to connect advertisers with the most influential and tech-savvy buyers, a business we expect to continue to grow rapidly. Our e-commerce team continues to execute with the precision of a seasoned mass retailer, delivering incremental revenue that complements our media strategy. And our technology team continues to drive innovation that puts SourceForge at the forefront of today's changing media landscape."

A conference call and audio webcast will be held at 2:00 p.m. PT or 5:00 p.m. ET on August 28, 2007 and may be accessed by calling 877-407-0782 or 201-689-8567. Replays of both the telephonic audio and audio webcast will be available for 60 days on the company's corporate web site at www.sourceforge.com. To access the conference call replay, dial 877-660-6853 or 201-612-7415, referencing replay account 286 and call ID 251542.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, SourceForge also reports non-GAAP financial results. Non-GAAP income from continuing operations and non-GAAP earnings per share from continuing operations reflect income from continuing operations and exclude stock-based compensation expense and amortization of intangible assets. These non-GAAP financial results are provided to enhance the user's overall understanding of SourceForge's current financial performance and prospects for the future. Specifically, SourceForge believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that SourceForge believes are not indicative of its core operating results and stock-based compensation. SourceForge considers its core operating results to include revenue recorded in a particular period and the related expenses that are intended to directly drive operating income during that period. In addition, because SourceForge has historically reported non-GAAP results to the investment community, SourceForge believes the inclusion of non-GAAP numbers provides consistency in financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The method SourceForge uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

These non-GAAP financial results are derived from GAAP income from continuing operations by excluding the amortization of intangible assets and stock-based compensation expenses. Amortization of other intangible assets is excluded from SourceForge's GAAP financial measures because it represents a non-cash expense that has no effect on current or future period cash flows or operations of SourceForge. With respect to stock-based compensation, SourceForge recognizes expenses associated with the granting of stock options to employees using valuation methodologies that require management to make assumptions about SourceForge's common stock (such as expected future stock price volatility), the anticipated duration of outstanding stock options and the rate at which SourceForge recognizes the corresponding stock-based compensation expense over the course of future fiscal periods. While other forms of SourceForge expense (such as cash compensation, inventory costs and real estate costs) are reasonably correlated to SourceForge's underlying business and such costs are incurred principally or wholly in the particular fiscal period being reported, stock-based compensation expense is not reasonably correlated to the particular fiscal period in question but rather is based on expected future events that have no relationship (and in certain instances, an inverse relationship) with how well SourceForge currently operates its business.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of SourceForge's operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of SourceForge's underlying operational results and trends in our performance. Further, SourceForge believes that the financial analysts who regularly follow and report on SourceForge and the business sector in which SourceForge competes exclude items such as these when analyzing performance relative to our guidance, as well as their financial performance estimates and the performance of other sector participants, and in projecting future financial results.

About SourceForge, Inc.

SourceForge's media and e-commerce web sites connect millions of influential technology professionals and enthusiasts each day. Combining user-developed content, online marketplaces and e-commerce, SourceForge is the global technology community's nexus for information exchange, goods for geeks, and open source software distribution and services. SourceForge's network of web sites serves more than 32 million unique visitors each month* and includes: SourceForge.net, Slashdot, ThinkGeek, Linux.com, freshmeat.net, ITManagersJournal and NewsForge. For more information or to view the media kit online, visit www.sourceforge.com. (*Source: Google Analytics and Omniture, July 2007.)

SourceForge, SourceForge.net, Slashdot, freshmeat, and ThinkGeek are registered trademarks of SourceForge, Inc. in the United States and other countries. All other trademarks or product names are property of their respective owners.

NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations, and involve risks and uncertainties. Forward-looking statements contained herein include statements regarding growth strategies and prospects for SourceForge's online media and e-commerce businesses. Actual results may differ materially from those expressed or implied in such forward-looking statements due to various factors, including: SourceForge's ability to attract and retain qualified personnel; success in designing and offering innovative online advertising programs; decreases or delays in online advertising spending; SourceForge's ability to achieve and sustain higher levels of revenue; SourceForge's ability to protect and defend its intellectual property rights; rapid technological and market change; unforeseen expenses that SourceForge may incur in future quarters; and competition with, and pricing pressures from larger and/or more established competitors. Investors should consult SourceForge's filings with the Securities and Exchange Commission, www.sec.gov, including the risk factors sections of its Annual Report on Form 10-K for the fiscal year ended July 31, 2006, and the Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2007, for further information regarding these and other risks of SourceForge's business. All forward-looking statements included in this press release are based upon information available to SourceForge as of the date hereof, and SourceForge does not assume any obligations to update such statements or the reasons why actual results could differ materially from those projected in such statements.

                           SourceForge, Inc.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except per share data)
                             (unaudited)

                              Three Months Ended        Year Ended
                                   July 31,              July 31,
                              ------------------    ------------------
                               2007       2006       2007       2006
                              -------    -------    -------    -------

 Online Media revenue         $ 4,893    $ 3,953    $17,496    $13,242
 E-commerce revenue             5,186      3,881     28,103     20,416
                              -------    -------    -------    -------
   Net revenue                 10,079      7,834     45,599     33,658
                              -------    -------    -------    -------

 Online Media cost of revenue   1,249        990      4,733      3,732
 E-commerce cost of revenue     3,878      3,072     21,200     15,605
                              -------    -------    -------    -------
   Cost of revenue              5,127      4,062     25,933     19,337
                              -------    -------    -------    -------

   Gross margin                 4,952      3,772     19,666     14,321
                              -------    -------    -------    -------

 Operating expenses:
   Sales and marketing          1,824      1,100      6,108      4,426
   Research and development     1,011        809      3,771      3,013
   General and administrative   2,110      1,341      6,439      4,504
   Amortization of intangible
    assets                          1          1          4          4
                              -------    -------    -------    -------
     Total operating expenses   4,946      3,251     16,322     11,947
                              -------    -------    -------    -------
 Operating income from
  continuing operations             6        521      3,344      2,374
 Interest and other income,
  net                             700        652      2,611      1,549
                              -------    -------    -------    -------
   Income from continuing
    operations                    706      1,173      5,955      3,923
 Income (loss) from
  discontinued operations        (105)      (454)     2,773      7,061
                              -------    -------    -------    -------
     Net income               $   601    $   719    $ 8,728    $10,984
                              =======    =======    =======    =======

 Earnings per share from
  continuing operations:
   Basic                      $  0.01    $  0.02    $  0.09    $  0.06
                              =======    =======    =======    =======
   Diluted                    $  0.01    $  0.02    $  0.09    $  0.06
                              =======    =======    =======    =======

 Earnings (loss) per share
  from discontinued
  operations:
   Basic                      $  0.00    $ (0.01)   $  0.04    $  0.11
                              =======    =======    =======    =======
   Diluted                    $  0.00    $ (0.01)   $  0.04    $  0.11
                              =======    =======    =======    =======

 Earnings per share:
   Basic                      $  0.01    $  0.01    $  0.13    $  0.18
                              =======    =======    =======    =======
   Diluted                    $  0.01    $  0.01    $  0.13    $  0.17
                              =======    =======    =======    =======

 Shares used in computing
  earnings per share:
   Basic                       67,807     63,634     66,254     62,328
                              =======    =======    =======    =======
   Diluted                     69,353     67,166     68,489     64,704
                              =======    =======    =======    =======

                           SourceForge, Inc.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except per share data)
                             (unaudited)

                              Three Months Ended        Year Ended
                                   July 31,              July 31,
                              ------------------    ------------------
                               2007       2006       2007       2006
                              -------    -------    -------    -------
 Reconciliation of net
  income as reported to
  non-GAAP net income:

 Income from continuing
  operations - as reported    $   706    $ 1,173    $ 5,955    $ 3,923
 Non cash charges:
   Stock-based compensation
    expense included in COGS       36          5        101         25
   Stock-based compensation
    expense included in Op Ex.    525        140      1,342        410
   Amortization of intangible
    assets                          1          1          4          4
                              -------    -------    -------    -------
 Non-GAAP income from
  continuing operations       $ 1,268    $ 1,319    $ 7,402    $ 4,362
                              =======    =======    =======    =======

 Non-GAAP earnings per
  share from continuing
  operations:
   Basic                      $  0.02    $  0.02    $  0.11    $  0.07
                              =======    =======    =======    =======
   Diluted                    $  0.02    $  0.02    $  0.11    $  0.07
                              =======    =======    =======    =======

 Shares used in computing
  non-GAAP per share
  amounts:
   Basic                       67,807     63,634     66,254     62,328
                              =======    =======    =======    =======
   Diluted                     69,353     67,166     68,489     64,704
                              =======    =======    =======    =======

                          SourceForge, Inc.
                 CONDENSED CONSOLIDATED BALANCE SHEET
                            (In thousands)
                              (unaudited)

                                                    July 31,   July 31,
                                                     2007       2006
                                                    -------    -------

                        ASSETS

 Current assets:
   Cash, cash equivalents and short-term
    investments                                     $42,769    $51,891
   Accounts receivable, net                           5,309      2,843
   Inventories                                        2,052      1,091
   Prepaid expenses and other current assets          1,529        863
   Current assets of discontinued operations             92      2,718
                                                    -------    -------
     Total current assets                            51,751     59,406
 Property and equipment, net                          2,640        546
 Long-term investments, including long-term
  restricted cash                                    14,871      2,152
 Other assets                                         7,601      1,027
 Non-current assets of discontinued operations           --         81
                                                    -------    -------
 Total assets                                       $76,863    $63,212
                                                    =======    =======

           LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
   Accounts payable                                 $ 2,348    $ 1,096
   Accrued restructuring liabilities                  1,781      1,592
   Deferred revenue, current portion                    733        293
   Accrued liabilities and other                      2,786      2,378
   Current liabilities of discontinued operations        --      2,782
                                                    -------    -------
     Total current liabilities                        7,648      8,141
 Accrued restructuring liabilities, net of current
  portion                                             3,267      4,515
 Other long-term liabilities                            854      1,114
 Non-current liabilities of discontinued operations      --         64
                                                    -------    -------
 Total liabilities                                   11,769     13,834
                                                    -------    -------

 Stockholders' equity:
   Common stock                                          69         65
   Additional paid-in capital                       797,418    790,433
   Accumulated other comprehensive gain                 (26)       (25)
   Accumulated deficit                             (732,367)  (741,095)
                                                    -------    -------
     Total stockholders' equity                      65,094     49,378
                                                    -------    -------
 Total liabilities and stockholders' equity         $76,863    $63,212
                                                    =======    =======

CONTACT:  SourceForge, Inc.
          Patty Morris, Chief Financial Officer
          (510) 687-7125
          pmorris@corp.sourceforge.com